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                                                                   EXHIBIT 10.12

               FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


          THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 18, 1995, by and among KMS Holding Corporation, a Delaware corporation (the "Company"), The Koll Holding Company, a California corporation ("KHC"), which is a wholly-owned subsidiary of The Koll Company, a California corporation ("TKC"), and TKC.

                                R E C I T A L S

          A. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to such terms in the Registration Agreement (as hereinafter defined).

          B. Pursuant to the terms of that certain Registration Rights Agreement, dated as of November 23, 1994, by and among the Company, KHC and TKC (the "Registration Agreement"), the Company granted to KHC certain registration rights.

          C. In connection with that certain Stock Purchase Agreement, dated as of the date hereof, by and among KHC, TKC and AP KMS Partners, L.P., a Delaware limited partnership, the Company, KHC and TKC desire to amend the Registration Agreement for the purpose of, among other things, modifying the registration rights granted to KHC thereunder.


                               A G R E E M E N T

          NOW THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, KHC and TKC hereby agree as follows:

          1.   AMENDMENT TO REGISTRATION AGREEMENT.
               ------------------------------------

          a. The definition of "Restricted Securities" as provided in Section 1 of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

               "'Restricted Securities':  Any and all shares of Common Stock
                 ---------------------
          acquired by KHC or its Affiliates. As to any proposed offer or sale of Restricted Securities, such securities shall cease to be Restricted Securities with respect to such offer and sale when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in

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          accordance with such Registration Statement or (ii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act."

          b. KHC hereby consents to the Company entering into the Registration Rights Agreement, dated the date hereof (the "Apollo Registration Rights Agreement") between the Company and AP KMS Partners, L.P., and to the grant pursuant to such agreement of incidental registration rights as set forth in the Apollo Registration Rights Agreement, subject to the limitations set forth in the Apollo Registration Rights Agreement.

          c. Section 3(d) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

          "(d) Except as provided for in the Apollo Registration Rights Agreement, neither the Company nor any holder of Common Stock other than Restricted Securities shall have the right to participate in any registration requested under Section 3(a)."

          d.  Section 3 is hereby amended to add the following subsection (e):

          "(e) If the managing underwriter(s) of an underwritten initial public offering of the Company's Common Stock requests that KHC refrain from selling or otherwise transferring any of its Restricted Securities during a reasonable period of time after such initial public offering, then KHC shall agree to comply with such request."

          2.  EFFECT OF AMENDMENT.
              -------------------

          Except as specifically amended pursuant to the terms of this Agreement, the terms and conditions of the Registration Agreement shall remain unmodified and in full force and effect.

          3.   GOVERNING LAW.
               -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

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          4.   THIRD PARTY BENEFICIARY.
               -----------------------

          Any holder of Restricted Securities (as such term is defined in the Apollo Registration Rights Agreement) shall be deemed a third party beneficiary of this Agreement.

          5.   COUNTERPARTS.
               ------------

          This Agreement may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                    "COMPANY"

                    KMS HOLDING CORPORATION


                    By:
                       -------------------------------------
                         Name:  Raymond E. Wirta
                         Title: Chief Executive Officer


                    "KHC"

                    THE KOLL HOLDING COMPANY


                    By:
                       -------------------------------------
                         Name:
                              ------------------------------
                         Title:
                               -----------------------------

                    "TKC"

                    THE KOLL COMPANY


                    By:
                       -------------------------------------
                         Name:
                              ------------------------------
                         Title:
                               -----------------------------

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